Exhibit 10.7

ESCROW AGREEMENT

This Escrow Agreement (this “Agreement”) is made and entered into as of the              day of             , 2014, by and among Oxbridge Re Holdings Limited, a Cayman Islands exempted company (the “Company”), SunTrust Bank, a Georgia banking corporation, and Capitol Securities Management, Inc., a Virginia corporation (“Capitol”), as representative of the several sales agents (individually and collectively, the “Sales Agent”) set forth in Schedule I of the Sales Agency Agreement, dated             , 2014, by and between Oxbridge and Capitol, as such representative.

RECITALS:

A. The Company proposes to sell a minimum of              units and a maximum of              units, with each unit consisting of one ordinary share, $0.0001 par value, and one warrant, of the Company (the “Units”).

B. The Company has retained the Sales Agent, as agent for the Company on a best efforts, minimum-maximum basis, to sell the Units in a public offering (the “Offering”), and the Sales Agent has agreed to sell the Units in the Offering as the Company’s agent on a best efforts, minimum-maximum basis.

C. The Escrow Agent is willing to hold the proceeds of the Offering in escrow pursuant to this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained in this Agreement, it is hereby agreed as follows:

1. Establishment of the Escrow Account. Contemporaneously herewith, the parties have established a non-interest-bearing account with the Escrow Agent, which escrow account is entitled “             Escrow Account” (the “Escrow Account”). Payment for the Units may be made (i) by check, bank draft or money order made payable to “SunTrust Bank” and delivered to the Sales Agent no less than four business days before the Closing Date (as defined below), the Sales Agent will transfer these funds directly to the Escrow Agent (“Monies Delivered”), or (ii) by authorization of withdrawal from securities accounts maintained with the Sales Agent. If payment is made by authorization of withdrawal from securities accounts, the funds authorized to be withdrawn from a securities account will continue to accrue interest, if any interest is to accrue on such amounts, at the contractual rates until closing or termination of the Offering (“Monies Authorized”). If a purchaser authorizes the Sales Agent to withdraw the amount of the purchase price from a securities account, the Sales Agent will do so only as of the Closing Date. Any check received which is made payable to any party other than the Escrow Agent shall be returned to the purchaser who submitted the check and not accepted.

2. Escrow Period. The escrow period (the “Escrow Period”) shall begin with the commencement of the Offering and shall terminate upon the earlier to occur of the following dates:

(a) the date on which the Escrow Agent confirms that it has received in the Escrow Account gross proceeds for the sale of              Units; [NOTE: Insert maximum amount]

(b)             , 2014; or

(c) the date on which the Sales Agent and the Company notify the Escrow Agent in writing that the Offering has been terminated.

The Company is aware and understands that, during the Escrow Period, it is not entitled to any funds received into escrow and no amounts deposited in the Escrow Account shall become the property of the Company or any other entity or be subject to the debts of the Company or any other entity.

3. Deposits into the Escrow Account. The Sales Agent agrees that it shall deliver to the Escrow Agent for deposit in the Escrow Account all Monies Delivered received from purchasers of the Units by noon of the next business day after receipt together with a written account of each sale, which account shall set forth, among other things, (a) the purchaser’s name and address, (b) the number of Units purchased by the purchaser, (c) the amount paid therefor by the purchaser, (d) whether the consideration received from the purchaser was in the form of a check, draft or money order, and (e) the purchaser’s social security or tax identification number. The Escrow Agent agrees to hold all monies so deposited in the Escrow Account (the “Escrow Amount”) for the benefit of the parties hereto until authorized to disburse such monies under the terms of this Agreement. Monies Authorized will be provided as set forth above.

4. Disbursements from the Escrow Account. In the event that the Escrow Agent does not receive deposits for the sale of              Units [NOTE: Insert minimum amount] prior to the termination of the Escrow Period, or if the Sales Agent and the Company notify the Escrow Agent that the Offering has been terminated, the Escrow Agent shall promptly refund to each purchaser the amount received from the purchaser, without deduction, penalty, or expense to the purchaser, and the Escrow Agent shall notify the Company and the Sales Agent of its distribution of the funds. The purchase money returned to each purchaser shall be free and clear of any and all claims of the Company or any of its creditors.

In the event that the Escrow Agent does receive minimum deposits for the sale of              Units [NOTE: Insert minimum amount] prior to the termination of the Escrow Period, on the Closing Date, the Escrow Agent shall disburse the Escrow Amount pursuant to the provisions of Section 6; provided, however, that in no event will the Escrow Amount be released to the Company until such amount is received by the Escrow Agent in collected funds. For purposes of this Agreement, the term “collected funds” shall mean all funds, including fed funds, received by the Escrow Agent which have cleared normal banking channels.

5. Collection Procedure.

(a) The Escrow Agent is hereby authorized to deposit each check in the Escrow Account.

(b) In the event that any check paid by a purchaser and deposited in the Escrow Account shall be returned, the Escrow Agent shall notify the Sales Agent by telephone of such occurrence and advise it of the name of the purchaser, the amount of the check returned, and any other pertinent information. The Escrow Agent shall then transmit the returned check directly to the purchaser and shall transmit the statement previously delivered by the Sales Agent relating to such purchase to the Sales Agent.

(c) If the Company rejects any purchase of Units for which the Escrow Agent has already collected funds, the Escrow Agent shall promptly issue a refund check to the rejected purchaser. If the Sales Agent rejects any purchase for which the Escrow Agent has not yet collected funds but has submitted the purchaser’s check for collection, the Escrow Agent shall promptly issue a check in the amount of the purchaser’s check to the rejected purchaser after the Escrow Agent has cleared such funds. If the Escrow Agent has not yet submitted a rejected purchaser’s check for collection, the Escrow Agent shall promptly remit the purchaser’s check directly to the purchaser.

6. Delivery of Escrow Account.

(a) On or prior to the Closing Date, the Sales Agent and the Company shall provide the Escrow Agent with a statement, executed by each party, containing the following information:

(i) The total number of Units sold by the Sales Agent directly to purchasers and a list containing the name of each purchaser, the number of Units purchased by each purchaser, and a specification of the manner in which the Units should be issued; and

(ii) A calculation by the Sales Agent and the Company as to the manner in which the Escrow Account should be distributed to the Company and the Sales Agent and, in the event of oversubscription or rejection of certain purchasers, the aggregate amount to be returned to individual purchasers and a listing of the exact amount to be returned to each such purchaser.

The Escrow Agent shall hold the Escrow Amount and distribute it in accordance with the above-described statement on the Closing Date or such later date that it receives the above-described statement.

(b) Upon termination of the Offering by the Company or the Sales Agent for any reason, the Escrow Agent shall return to the purchasers who contributed to the Escrow Account the exact amount contributed by them.

7. Investment of Escrow Account. The Escrow Agent shall deposit funds received from purchasers in the Escrow Account, which shall be a non-interest-bearing bank account at the Escrow Agent. All investment shall comply with applicable laws, rules and regulations, including Rule 15c2-4 under the Securities Exchange Act of 1934.

8. Closing Date. As used herein, the term “Closing Date” means the date of closing of the Offering as determined by the Company and the Sales Agent.

9. Compensation of Escrow Agent. The Company shall pay the Escrow Agent a fee for its services hereunder in an amount equal to Two Thousand Five Hundred Dollars ($2,500), which amount shall be paid on the Closing Date. In the event the Offering is cancelled for any reason, the Company shall pay the Escrow Agent its fee within ten (10) days after the Escrow Amount is refunded to purchasers. No such fee or any other monies whatsoever shall be paid out of or chargeable to the funds on deposit in the Escrow Account.

10. Disbursement into Court. If, at any time, there shall exist any dispute between the Company, the Sales Agent and/or the purchasers with respect to the holding or disposition of any portion of the Escrow Amount or any other obligations of the Escrow Agent hereunder, or if at any time the Escrow Agent is unable to determine, to the Escrow Agent’s sole satisfaction, the proper disposition of any portion of the Escrow Amount or the Escrow Agent’s proper actions with respect to its obligations hereunder, or if the Company and the Sales Agent have not within thirty (30) days of the furnishing by the Escrow Agent of a notice of resignation appointed a successor Escrow Agent to act hereunder, then the Escrow Agent may, in its sole discretion, take either or both of the following actions:

(a) suspend the performance of any of its obligations under this Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of the Escrow Agent or until a successor Escrow Agent shall have been appointed (as the case may be); provided, however, that the Escrow Agent shall continue to hold the Escrow Amount in accordance with Section 7 hereof; and/or

(b) petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in Richmond, Virginia, for instructions with respect to such dispute or uncertainty, and pay into court all funds held by it in the Escrow Account for holding and disposition in accordance with the instructions of such court.

The Escrow Agent shall have no liability to the Company, the Sales Agent or any other person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Account or any delay in or with respect to any other action required or requested of the Escrow Agent.

11. Duties and Rights of the Escrow Agent. The foregoing agreements and obligations of the Escrow Agent are subject to the following provisions:

(a) The Escrow Agent’s duties hereunder are limited solely to the safekeeping and disposition of the Escrow Account in accordance with the terms of this Agreement. It is agreed that the duties of the Escrow Agent are only such as herein specifically provided, being purely of a ministerial nature, and the Escrow Agent shall incur no liability whatsoever except for negligence, willful misconduct or bad faith.

(b) The Escrow Agent is authorized to rely on any document believed by the Escrow Agent to be authentic in making any delivery of the Escrow Amount. It shall have no responsibility for the genuineness or the validity of any document or any other item deposited with it and it shall be fully protected in acting in accordance with this Agreement or instructions received.

(c) The Company and the Sales Agent hereby waive any suit, claim, demand or cause of action of any kind which they may have or may assert against the Escrow Agent arising out of or relating to the execution or performance by the Escrow Agent of this Agreement, unless such suit, claim, demand or cause of action is based upon the gross negligence, willful misconduct, or bad faith of the Escrow Agent.

12. Notices. All notices given hereunder will be in writing and delivered by registered or certified mail, return receipt requested, postage prepaid, hand-delivery, overnight courier, or confirmed facsimile or electronic mail transmission to the parties at the following addresses, or such other address as a party may specify by proper notice:

To the Company:

Oxbridge Re Holdings Limited

Landmark Square, 1st Floor

64 Earth Close

Grand Cayman, KY1-9006

Cayman Islands

Attention: Sanjay Madhu

Facsimile:

Email: jmadhu@oxbridgere.com

With a copy to:

Foley & Lardner LLP

100 North Tampa Street, Suite 2700

Tampa, Florida 33602

Attention: Curt P. Creely, Esq.

Facsimile: (813) 221-4210

Email: ccreely@foley.com

To the Sales Agent:

Capitol Securities Management, Inc.

100 Concourse Boulevard, Suite 101

Glen Allen, Virginia 23059

Attention: Mr. L. McCarthy Downs, III

Facsimile: (804) 966-2468

Email: mdowns@capitolsecurities.com

With a copy to:

LeClairRyan, A Professional Corporation

Riverfront Plaza, East Town

951 East Byrd Street, Eighth Floor

Richmond, Virginia 23219

Attention: Christopher J. Lange, Esq.

Facsimile: (804) 783-7689

Email: christopher.lange@leclairryan.com

To the Escrow Agent:

SunTrust Bank

919 East Main Street, 7th Floor

Richmond, Virginia 23219

Attention: Matthew Ward

Facsimile: (804) 782-7855

Email: matthew.ward@suntrust.com

Any notice delivered to the Escrow Agent by Capitol in accordance with this Section 12 shall be deemed to have been delivered by the Sales Agent. The Sales Agent may also deliver a joint notice, all other notifications are ineffective.

13. Miscellaneous.

(a) This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

(b) If any provision of this Agreement shall be held invalid by any court of competent jurisdiction, such holding shall not invalidate any other provision hereof.

(c) This Agreement shall be governed by the applicable laws of the Commonwealth of Virginia.

(d) This Agreement may not be modified except in writing signed by the parties hereto.

(e) All demands, notices, approvals, consents, requests and other communications hereunder shall be given in the manner provided in this Agreement.

(f) This Agreement may be executed in one or more counterparts, and if executed in more than one counterpart, the executed counterparts shall together constitute a single instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their respective names, all as of the date first above written.

CAPITOL SECURITIES MANAGEMENT, INC.

By:
Name:	L. McCarthy Downs, III
Title:	Managing Director – Investment Banking

OXBRIDGE RE HOLDINGS LIMITED

By:
Name:	Sanjay Madhu
Title:	Chief Executive Officer

SUNTRUST BANK

By:
Name:
Title:

Certificate of Incumbency

(List of Authorized Representatives)

Client Name:     Oxbridge Re Holdings Limited

As an Authorized Officer of the above referenced entity, I hereby certify that each person listed below is an authorized signor for such entity, and that the title and signature appearing beside each name is true and correct.

Name	Title	Signature	Contact Number
Sanjay Madhu	Chief Executive Officer		( )

IN WITNESS WHEREOF, this certificate has been executed by a duly authorized officer on:

                                                                                  .

                                         Date

By:

Name (print):

Its: Secretary

Certificate of Incumbency

(List of Authorized Representatives)

Client Name: Capitol Securities Management, Inc.

As an Authorized Officer of the above referenced entity, I hereby certify that each person listed below is an authorized signor for such entity, and that the title and signature appearing beside each name is true and correct.

Name	Title	Signature	Contact Number
L. McCarthy Downs, III	Managing Director		(804) 337-6511

IN WITNESS WHEREOF, this certificate has been executed by a duly authorized officer on:

                                                                                  .

                                         Date

By:

Name (print):

Its: